FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of January 10, 2002, between SCP POOL CORPORATION, a Delaware corporation (the “Borrower”), and BANK ONE, NA, as administrative agent (in such capacity, the “Administrative Agent”).

BACKGROUND

A.

The Borrower and the Administrative Agent are parties to that certain Credit Agreement dated as of November 27, 2001 (as the same may be amended, modified, supplemented, or restated from time to time, the “Credit Agreement”; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B.	The Borrower has requested an amendment to Schedule 1 of the Credit Agreement, and the Administrative Agent has agreed to such amendment, subject to the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1.	AMENDMENT TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

(a)

Amendment to Schedule 1 to the Credit Agreement. Effective as of the date hereof, all references in the Credit Agreement to “Schedule 1” shall be deemed to refer to the “Schedule 1” attached hereto as Schedule 1.

2.	REPRESENTATIONS AND WARRANTIES TRUE; NO DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants to the Administrative Agent that, as of the date hereof:

(a)

after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date, except for any representations and warranties made as of a specific date, which shall be true and correct or shall have been true, as applicable, in all material respects as of such specific date; and

(b)	after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Unmatured Default.

3.	CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

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(a)

The Administrative Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance reasonably satisfactory to the Administrative Agent:

(i)	This Amendment executed by the Borrower and the Administrative Agent and acknowledged by the Guarantors.

(ii)	Guaranty Supplements (as defined in the Guaranty) executed by SCP Northpark LLC and SCP Services LP.

(iii)	Security Agreement Supplements (as defined in the Security Agreement) executed by SCP Northpark LLC and SCP Services LP.

(iv)

Copies of the certificate of limited partnership or certificate of formation, as applicable, of SCP Northpark LLC and SCP Services LP, together with all amendments, and certificates of existence and good standing, each certified by the appropriate governmental officer in their respective jurisdiction of organization.

(v)

Copies, certified by the Secretary or Assistant Secretary of each of SCP Northpark LLC and the general partner of SCP Services LP, of its limited liability company agreement and partnership agreement, as applicable, and resolutions of the Board of Directors of SCP Northpark LLC and the general partner of SCP Services LP authorizing the execution of the Loan Documents to which each such Person is a party.

(vi)

An incumbency certificate, executed by the Secretary or Assistant Secretary of each of SCP Northpark LLC and the general partner of SCP Services LP, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of SCP Northpark LLC and the general partner of SCP Services LP authorized to sign the Loan Documents to which each such Person is a party, upon which certificate the Administrative Agent shall be entitled to rely until informed of any change in writing by any such Person.

(vii)

A bring down certificate of the Secretary or Assistant Secretary of SCP Distributors LLC certifying that its certificate of formation and the limited liability company agreement have not been modified in any respect from the copies thereof previously provided to the Administrative Agent.

(viii)	A written opinion of the Borrower's counsel, addressed to the Administrative Agent and the Lenders.

(ix)	Uniform Commercial Code financing statements covering such Collateral (as defined in the Security Agreement) of SCP Northpark LLC and SCP Services LP as the Administrative Agent may request.

(x)	The insurance certificate as described in Section 5.21 of the Credit Agreement and Section 4.3.2 of the Security Agreement.

FIRST AMENDMENT TO CREDIT AGREEMENT –Page 2

(xi)	Such other documents as the Administrative Agent may reasonably request.

4.

REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

5.

COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

6.

GOVERNING LAW; BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, and their respective successors and assigns.

7.	HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.

LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

9.

NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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FIRST AMENDMENT TO CREDIT AGREEMENT –Page 3

      IN WITNESS WHEREOF, the Borrower and the Administrative Agent have executed this Amendment as of the date first above written.

BORROWER:

SCP POOL CORPORATION

By:_______________________________________
Manuel J. Perez de la Mesa
President and Chief Executive Officer

FIRST AMENDMENT TO CREDIT AGREEMENT –Page 4

ADMINISTRATIVE AGENT:

BANK ONE, NA,
as Administrative Agent

By:__________________________________
John Horst
Vice President

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      Guarantors hereby consent and agree to this Amendment and agree that, subsequent to the execution of this Amendment, the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of Guarantors enforceable against Guarantors in accordance with its terms. In addition, Guarantors hereby agree that the Security Agreement and other Loan Documents they are parties to, shall remain in full force and effect and shall continue to (i) secure the Secured Obligations and (ii) be the legal, valid and binding obligations of Guarantors and enforceable against Guarantors in accordance with their respective terms.

GUARANTORS:

SCP DISTRIBUTORS LLC

By:_____________________________________________
Name:___________________________________________
Title:____________________________________________

SCP PROPERTY CO.

By:_____________________________________________
Name:___________________________________________
Title:____________________________________________

ALLIANCE PACKAGING, INC.

By:_____________________________________________
Name:___________________________________________
Title:____________________________________________

SUPERIOR POOL PRODUCTS LLC

By:_____________________________________________
Name:___________________________________________
Title:____________________________________________

FIRST AMENDMENT TO CREDIT AGREEMENT  Page 6

SCP ACQUISITION CO. LLC

By: SCP Distributors LLC,
as its sole member

By:______________________________________________
Name:______________________________________________
Title:______________________________________________

SCP INTERNATIONAL, INC.

By:______________________________________________
Name:______________________________________________
Title:______________________________________________

SCP SERVICES LP

By: SCP Distributors LLC,
as its general partner

By:______________________________________________
Name:______________________________________________
Title:______________________________________________

SCP NORTHPARK LLC

By:______________________________________________
Name:______________________________________________
Title:______________________________________________

FIRST AMENDMENT TO CREDIT AGREEMENT –Page 7

Schedule 1

Schedule 1 to Credit Agreement

Subsidiaries and Other Investments

FIRST AMENDMENT TO CREDIT AGREEMENT –Page 8

SCHEDULE 1

Subsidiary and Other Investments:

		Authorized	Percentage
Name	Jurisdictions	Shares	Ownership
SCP Distributors LLC	Delaware	1,000	100%
Superior Pool Products LLC	Delaware	1,000	100%
SCP Property Co.	Delaware	1,000	100%
Alliance Packaging, Inc.	Delaware	1,000	100%
SCP Acquisition Co. LLC	Delaware	1,000	100%
SCP International, Inc.	Delaware	1,000	100%
SCP Services LP	Delaware	100	100%
SCP Northpark LLC	Delaware	1,000	100%
SCP Barbados, Inc.	Barbados	1,000	100%
SCP Pool Holdings, B.V	Netherlands	1,000	100%
SCP Pool, B.V	Netherlands	1,000	100%
SCP (UK) Holdings Limited	United Kingdom	228	100%
Norcal Pool Supplies Limited	dormant company-	450	100%
	United Kingdom
SCP (UK) Limited	United Kingdom	90,000	100%
The Swimming Pool Warehouse Limited	dormant company-	3,500	100%
	United Kingdom
Garden Leisure Products Limited	dormant company-	10,000	100%
	United Kingdom
South Central Pools (France), S.A.S	France	11,500	100%
Jean Albuoy SA	France	305	100%
SCP Distributors Inc. Canada	Canada	100	100%

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Bonin Consultores E Servicos, LDA	Portugal	5,000	100%
Exporlinea Importacao E Exportacao De Equipamentos Par	Portugal	5,000	100%
Tratamento De Aguas E Oustros, LDA

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